THE ROXBURY FUNDS

ROXBURY SMALL-CAP GROWTH FUND

(the “Fund”)

Ticker:  RSCIX

Institutional Shares

Supplement dated May 25, 2011 to

Statement of Additional Information

dated November 1, 2010, as supplemented

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”).  It should be retained and read in conjunction with the SAI.  Capitalized terms used in this supplement and not otherwise defined shall have the meaning given to them in the SAI.

Effective May 16, 2011, Brian C. Beh resigned as Trustee of The Roxbury Funds upon the Wilmington Trust Corporation and M&T Bank Corporation merger (the “Transaction”) in order to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”).

In order to comply with a safe harbor under Section 15(f) of the 1940 Act, during the three-year period following the completion of the Transaction at least 75% of the Fund’s Board of Trustees must not be “ interested persons” (as defined in the 1940 Act) of the Adviser.  Accordingly, upon consummation of the Transaction, Brian C. Beh, President and Chief Executive Officer of the Adviser, resigned as Trustee from the Fund’s Board of Trustees.  However, Mr. Beh remains President of the Fund’s Board of Trustees as well as President and Chief Executive Officer of the Adviser.

The Trustees and Officers chart on page 14 should be deleted in its entirety and replaced as follows:

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the oversight of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust.  The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers.  Each person who is not an “interested person” of the Trust within the meaning of the 1940 Act is referenced to as an “Independent Trustee” and is listed under such heading below.  The Officers of the Trust conduct and supervise the Trust’s daily business operations.

Name, Address(1) and Age	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee(3)
INDEPENDENT TRUSTEES
Kenneth Gudorf Age 71	Trustee and Chairman of the Board	Since June 2006	CEO, Agio Capital Partners I, L.P. (private investment company).	1	None
John Otterlei Age 61	Trustee	Since June 2006	Chief Investment Officer, Bush Foundation, since 2010; Managing Director, Investments, from 2008 to 2009; Independent Financial Advisor, from 2005 to 2008; Senior Managing Director, Piper Jaffrey (financial services), from 2004 to 2005.	1	None

(1)               The address of each Trustee as it relates to the Trust’s business is c/o The Roxbury Funds, Roxbury Capital Management, LLC, 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343.

(2)               Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(3)               Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

Please retain this supplement for future reference